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                                                                   Exhibit 10.16

                              UroQuest Corporation
                              14280 Carlson Circle
                             Tampa, Florida  33626


                                                              September 30, 1996

Warburg, Pincus Investors, L.P.
466 Lexington Avenue
New York, New York 10017

Vertical Fund Associates, L.P.
18 Bank Street
Summit, New Jersey 07901

Richard C. Davis, Jr., M.D.
c/o UroQuest Corporation
14280 Carlson Circle
Tampa, Florida 33626

Ladies and Gentlemen:

                 Reference is made to the Right of First Refusal and Co-Sale Agreement, dated as of June 15, 1995 ("Agreement"), among Warburg, Pincus Investors, L.P. ("Warburg"), Vertical Fund Associates, L.P. ("Vertical"), Richard C. Davis, Jr., M.D. ("Davis") and UroQuest Corporation (the "Company"). Capitalized terms used but not defined herein shall have the meaning assigned to such terms in the Agreement.

                 Warburg, Vertical, Davis and the Company hereby agree that the Agreement is hereby amended by deleting Section 1(b) of the Agreement in its entirety and replacing it with the following:

         "(b)(i) "Restricted Shares" shall mean all shares of Voting Common Stock now owned or hereafter acquired by Davis while this Agreement remains in effect, including without limitation, all Voting Common Stock now owned or hereafter acquired by Davis and his spouse, if any, as community property or as separate property, and all references herein to the Voting Common Stock owned by Davis includes the community interest of his spouse, if any, in such stock. Any obligation of Davis to sell or offer to sell Restricted Shares includes an obligation on the part of his spouse, if any, to sell or offer to sell her community interest in such stock in the same manner. The termination of the marital relationship of Davis and his spouse for any reason shall not have the effect of removing any Voting Common Stock otherwise subject to this Agreement from the coverage hereof. Notwithstanding the foregoing, the term "Restricted Shares" shall not be deemed to include: (a) upon the closing of the proposed initial public offering of up to 3,350,000 shares ( but in no event less than 3,000,000 shares) of the Company's common stock, not including shares covered by the over-allotment option, to be granted to Dillon, Read & Co. Inc. and Prudential Securities Incorporated, the managing underwriters of such offering, with an initial public offering price of between $6.00 and $11.00 per share (the "Initial Public Offering"), 200,000 shares of Voting Common Stock, (b) following the closing of the Initial Public Offering and on June 15, 1997, an amount equal to 100,000 shares of





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         Voting Common Stock, and (c) on the final day of the month that is the eighteenth (18th) month following the closing of the Initial Public Offering, and every three months thereafter, the number of shares of Voting Common Stock equal to one percent (1%) of the number of outstanding shares of the Company's common stock.

                 (ii) The number of shares of Voting Common Stock deemed not to be Restricted Shares pursuant to this Agreement shall be adjusted upon any stock split or division, reverse stock split, stock dividend, reclassification, reorganization, combination or recapitalization."

                 If the foregoing is in accordance with your understanding, please so indicate by executing a copy of this letter and returning it to the undersigned, whereupon this letter shall become our binding agreement.


                                       Sincerely,

                                       UROQUEST CORPORATION


                                       By: /s/ ERIC B. HALE
                                          --------------------------------
                                          Name: Eric B. Hale
                                          Title: President

AGREED TO AND ACCEPTED BY:

WARBURG, PINCUS INVESTORS, L.P.

         By: WARBURG, PINCUS & CO.,
                 General Partner


By: /s/ ELIZABETH M. WEATHERMAN
   -------------------------------
   Name:  Elizabeth M. Weatherman
   Title: General Partner


VERTICAL FUND ASSOCIATES, L.P.

By:  THE VERTICAL GROUP, INC.
         General Partner


By:    /s/ John E. Runnells
   --------------------------------
         Name: John E. Runnells
         Title:General Partner

  /s/ RICHARD C. DAVIS
-----------------------------------
Richard C. Davis, Jr., M.D.